                              AMENDED AND RESTATED
                           WAFER FABRICATION AGREEMENT

                                 by and between

                          ADVANCED MICRO DEVICES, INC.,
                             a Delaware corporation

                                       and

                               VANTIS CORPORATION,
                             a Delaware corporation

                                   dated as of

                                 APRIL 21, 1999

                             AMENDED AND RESTATED
                          WAFER FABRICATION AGREEMENT

                  THIS AMENDED AND RESTATED WAFER FABRICATION AGREEMENT (the "AGREEMENT"), is entered into as of this 21st day of April, 1999 (to be effective as of the Closing Date, as defined below), by and between ADVANCED MICRO DEVICES, INC., a Delaware corporation having its principal place of business at One AMD Place, Sunnyvale, California 94086 ("AMD"), and Vantis Corporation, a Delaware corporation having its principal place of business at 995 Stewart Drive, Sunnyvale, California 94088 ("VANTIS").

1.       BACKGROUND

         1.1. AMD. AMD is in the business of designing, manufacturing, testing and selling semiconductor devices, among other products. AMD manufactures certain semiconductor devices along submicron process lines within AMD's plant located at 5204 East Ben White Boulevard, Austin, Texas 78741 ("[*]" and "[*]") and within AMD's Submicron Development Center located at 915 DeGuigne Drive, Sunnyvale, CA 94088 (the "[*]") [*] are collectively referred to herein as the "FACILITIES").

         1.2. VANTIS. Vantis is in the business of designing, developing and marketing CMOS programmable logic devices, field programmable gate arrays and related software.

         1.3. SCOPE OF AGREEMENT. AMD has historically fabricated semiconductor devices for AMD's programmable logic business (the "BUSINESS") at the Facilities. AMD has transferred the Business to Vantis. AMD has entered into an agreement with Lattice Semiconductor Corporation ("LATTICE") pursuant to which Lattice has agreed to purchase, and AMD has agreed to sell, the stock of Vantis to Lattice (the "PURCHASE AGREEMENT," such transaction the "PURCHASE"). After the Purchase, the parties desire to continue a fabrication relationship between the Business and AMD. Specifically, Vantis desires to develop and sell programmable logic semiconductor devices and AMD desires to fabricate such semiconductor devices (the "WAFERS") at the Facilities.

         1.4 PURPOSE OF AMENDED AGREEMENT. In connection with the Purchase, AMD and Vantis have agreed to amend and restate, in this Agreement, the Wafer Fabrication Agreement between them dated as of September 27, 1997, as amended, to be effective as of the Closing Date (as defined in the Purchase Agreement), so as to assure that during the term of this Agreement AMD will continue to provide to Vantis, for the benefit of Lattice, wafer fabrication services following the Closing (as defined in the Purchase Agreement).

                                    AGREEMENT

             NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

2.       DEFINITIONS

         2.1. "ACCEPTANCE CRITERIA" has the meaning specified in Article 7.3.2.



                        [Confidential Treatment Request]

         2.2. "ANNUAL FORECAST" has the meaning specified in Article 9.1.

         2.3. "BASE AMOUNT" has the meaning specified in Article 9.2.2.

         2.4. "BASE WAFER PRICE" has the meaning specified in Exhibit E.

         2.5. "BUSINESS" has the meaning specified in Article 1.3.

         2.6. "CHANGE IN CONTROL" means, with respect to an entity: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the entity and its subsidiaries taken as a whole to any Person or (ii) the consummation of any transaction (including without limitation any merger or consolidation) the result of which is that any Person becomes the direct or indirect "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of more than 50% of the voting stock of the entity.

         2.7. "COMMERCIALLY REASONABLE EFFORTS" means such efforts taken by or expected to be taken by a prudent commercial entity in the same or similar business as the party being held to such standard, acting under like circumstances.

         2.8. "COMMITTED BUILD AMOUNT" has the meaning specified in Article 9.3.

         2.9. "COMMUNICATION" has the meaning specified in Article 9.2.1.

         2.10. "CONFIDENTIAL INFORMATION" has the meaning specified in Article 12.1.

         2.11. "DEVICE" means any integrated circuit comprising [*].

         2.12. "DIE" means one of the semiconductor devices on a Wafer.

         2.13. "DIRECT COMPETITOR" of an entity means a Person who designs, manufactures or sells products which compete with those designed, manufactured or sold by the entity at the time of determination.

         2.14. "[*] PROCESS" means any of the Processes commonly referred to as [*].

         2.15. "ENGINEERING WAFERS" has the meaning specified in Article 7.3.1.

         2.16. "EXCESS CAPACITY LOSS" for any period means the amount equal to
(i) the aggregate Base Wafer Price of all Wafers comprising the Minimum Purchased Capacity Amount of Wafers for such period MINUS (ii) the aggregate Base Wafer Price of all Wafers comprising the Purchased Products for such period; PROVIDED, that any such amount shall be reduced by the aggregate Base Wafer Price of all Wafers comprising the Minimum Purchased Capacity Amount of Wafers that would have been built for Vantis using the production capacity used or filled by AMD in accordance with Article 5.2 or Article 9.2.4.

         2.17. "EXCHANGE ACT" means the Securities Exchange Act of 1934.

         2.18. "EXPECTED NET DIE PER WAFER" has the meaning specified in Exhibit A.



                        [Confidential Treatment Request]

         2.19. "EXPIRATION DATE" has the meaning specified in Article 13.1.

         2.20. "[*]" has the meaning specified in Article 1.1.

         2.21. "[*]" has the meaning specified in Article 1.1.

         2.22. "FACILITIES" has the meaning specified in Article 1.1

         2.23. "FORECASTED AMOUNT" has the meaning specified in Article
9.2.2(b).

         2.24. "FORECASTED ANNUAL AMOUNT" has the meaning specified in Article 9.2.2(a).

         2.25. "[*] OUT MINIMUM" means, for any [*], [*] of the
Forecasted Amount specified for such [*] in the Communication responding to the Rolling [*] Forecast in which that [*] was the fourth full [*] of the forecast.

         2.26. "HOT LOT" means a Wafer fabrication lot processed at two-thirds standard cycle time (as defined in Exhibit C).

         2.27. "LONG-TERM COMMITTED CAPACITY AMOUNT" has the meaning specified in Article 9.2.1(a).

         2.28. "MAXIMUM CAPACITY AMOUNT" means, for any period, the aggregate of the Maximum Fab Capacity Amount of all Facilities.

         2.29. "MAXIMUM COMMITTED CAPACITY AMOUNT" means, for any Facility and Process in 1999, 2000 and 2001, the amount of Wafers specified in any of those years for such Facility and Process on Schedule 2.29.

         2.30. "MAXIMUM FAB CAPACITY AMOUNT" means, for any period, the maximum amount of Wafers that may be fabricated using all of AMD's wafer fabrication production capacity at a particular Facility during such period.

         2.31. "MINIMUM ANNUAL PURCHASED CAPACITY AMOUNT" means, for any calendar year, the largest of the Next Year Minimum, Second Year Minimum and Third Year Minimum for such calendar year.

         2.32. "MINIMUM [*] PURCHASED CAPACITY AMOUNT" means, for any [*], the largest of the [*] Minimums applicable to such [*]; PROVIDED, HOWEVER, THAT if in any monthly Communication AMD states that a [*] Minimum previously applicable to any [*] is waived, the Minimum [*] Purchased Capacity Amount for any such [*] shall be calculated only with reference to the [*] Minimum contained in the Communication from AMD for such [*] in lieu of the waived [*] Minimum(s) previously applicable to such [*].

         2.33. "MINIMUM PURCHASED CAPACITY AMOUNT" means, for any [*], the Minimum [*] Purchased Capacity Amount, and for any [*], the Minimum [*] Purchased Capacity Amount.

         2.34. "MONTH" means an AMD fiscal month.



                        [Confidential Treatment Request]

         2.35. "[*] MINIMUM" means, for any [*], the [*] Out Minimum, [*] Out Minimum, [*] Out Minimum or [*] Out Minimum applicable to such [*].

         2.36. "[*] OUT MINIMUM" means, for any [*], [*] of the Forecasted Amount specified for such [*] in the Communication responding to the Rolling [*] Forecast in which that [*] was the first full [*] of the forecast.

         2.37. "NEXT YEAR MINIMUM" means, for [*], [*], for [*], [*] and for [*], [*], of the Long-Term Committed Capacity Amount of Die specified for such year in the Communication responding to the [*] Forecast in which that [*] was the first [*] of the forecast.

         2.38. "PERSON" means any individual, firm, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity, government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or group (as such term is defined in Section 13(d)(3) of the Exchange
Act).

         2.39. "PRICING PERIOD" has the meaning specified in Article 8.1.5.

         2.40. "PRIOR LONG-TERM COMMITTED CAPACITY AMOUNT" has the meaning specified in Article 9.2.2.

         2.41. "PRIOR SHORT-TERM COMMITTED CAPACITY AMOUNT" has the meaning specified in Article 9.2.2.

         2.42. "PROCESS" means any semiconductor wafer, semiconductor die or integrated circuit fabrication process owned, licensed or developed by AMD. Each Process is comprised of (a) all process flows, process steps, process conditions (and modifications thereto) used to manufacture Wafers at the Facilities as well as (b) all methods, formulae, procedures, technology and know-how associated with such process flows, process steps and process conditions. The Processes do not and shall not include any methods, formulae, procedures, technology or know-how licensed or received from Vantis under this Agreement or other existing agreements between the parties or executed between the parties in the future, unless otherwise agreed in writing.

         2.43. "PROCESS FORECAST LEAD TIME" for any Process means [*] plus the cycle time in days specified for such Process in Exhibit C as of the date of determination.

         2.44. "PRODUCTS" means the various types of Wafers and/or Die fabricated at the Facilities pursuant to this Agreement using different Processes and identified by unique series or product names or numbers. The list of Products fabricated pursuant to this Agreement is set forth in Exhibit F, which list shall be deemed to include, even if not expressly listed, all Products which have been fabricated by AMD for Vantis from September 27, 1997 to the date of this Agreement. Any additional products that the parties desire to fabricate at the Facilities shall be determined by the mutual agreement of AMD and Vantis. The parties acknowledge, however, that the final determination of what Products shall be fabricated may depend on the results of joint development and product qualification and shall be limited to Products to be sold in the Business.



                        [Confidential Treatment Request]

         2.45. "PRODUCT SPECIFIC HARDWARE" has the meaning specified in Article 7.8.1.

         2.46. "PURCHASE" has the meaning specified in Article 1.3.

         2.47. "PURCHASE AGREEMENT" has the meaning specified in Article 1.3.

         2.48. "PURCHASE ORDER" means a [*] blanket purchase order for an amount of Die equivalent to the Minimum [*] Purchased Amount of Die for the next [*]placed by Vantis with AMD in accordance with Article 8.4.1, which purchase order shall be for the convenience of the parties and shall not constitute a request by Vantis to purchase Die and/or Wafers.

         2.49. "PURCHASED PRODUCTS" means, for any period, Wafers and/or Die delivered in such period by AMD to Vantis (and accepted by Vantis) pursuant to Vantis Purchase Orders.

         2.50. "RELATED AGREEMENTS" means this Agreement, the Amended and Restated Assembly, Test, Mark and Pack Agreement by and between AMD and Vantis dated as of April 21, 1999, the Amended and Restated Administrative Services Agreement by and between AMD and Vantis dated as of April 21, 1999 and the Amended and Restated Patent Cross License Agreement by and among AMD, Vantis and Lattice dated April 21, 1999.

         2.51. "REPURCHASED CAPACITY AMOUNT" means, for any [*] in which AMD fails to supply the Committed Build Amount pursuant to Article 4.3.5, the product of (x) [*] TIMES (y) [*].

         2.52. "RISK PRODUCTION LOTS" has the meaning specified in Article
7.2.7.

         2.53. "ROCKET LOT" means a Wafer fabrication lot processed at one-and-one-half times theoretical cycle time (as defined in Exhibit C).

         2.54. "ROLLING [*] FORECAST" has the meaning specified in Article 9.1.

         2.55. "[*] OUT MINIMUM" means, for any [*], [*] of the Forecasted Amount specified for such [*] in the Communication responding to the Rolling [*] Forecast in which that [*] was the second full [*] of the forecast.

         2.56. "[*] Minimum" means, for [*], [*] and for [*], [*] of the Long-Term Committed Capacity Amount of Die specified for such [*] in the Communication responding to the [*] Forecast in which that [*] was the [*] of the forecast.

         2.57. "SHORT-TERM COMMITTED CAPACITY AMOUNT" has the meaning specified in Article 9.2.1(b).

         2.58. "SUBSIDIARY" means any corporation, partnership, joint venture or other legal entity whose ownership rights are 100% owned or controlled directly or indirectly, by AMD or Vantis, as the case may be.

         2.59. "TERM" has the meaning specified in Article 13.1.



                        [Confidential Treatment Request]

         2.60. "TERMINATING [*]" has the meaning specified in Article 13.6.

         2.61. "[*] OUT MINIMUM" means, for any [*], [*] of the Forecasted Amount specified for such [*] in the Communication responding to the Rolling [*] Forecast in which that [*] was the third full [*] of the forecast.

         2.62. "[*] MINIMUM" means, for 2001, [*] of the Long-Term Committed Capacity Amount of Die specified for such year in the Communication responding to the Five Year Forecast in which that year was the third full calendar year of the forecast.

         2.63. "WAFERS" means the semiconductor wafers fabricated by AMD at the Facilities for Vantis. Vantis agrees that the Wafers fabricated by AMD for Vantis shall be utilized solely in the production of Programmable Logic Devices for sale by Vantis and/or Lattice.

         2.64. "WAFER SORT EQUIPMENT" means the Wafer sort testers and other Wafer sorting equipment owned by Vantis and installed in the Facilities for purposes of electrically testing individual Die or Wafers.

         2.65. "WAFER SPECIFICATIONS" means the design and quality specifications for Wafers contained in AMD Specification Nos. [*], as currently in effect.

3.       REPRESENTATIONS

         3.1. REPRESENTATIONS OF AMD. In order to induce Vantis to enter into this Agreement, AMD hereby represents and warrants that:

              3.1.1 CORPORATE STATUS. (a) AMD is duly organized, validly existing and in good standing under the laws of Delaware, (b) has the corporate power to own or lease its assets and to transact the business in which it is currently engaged and (c) is in compliance with all requirements of law except to the extent that the failure to comply therewith shall not materially affect the ability of AMD to perform its obligations under this Agreement.

              3.1.2 CORPORATE AUTHORITY. (a) AMD has the corporate power, authority and legal right to execute, deliver and perform this Agreement and has taken as of the date hereof all necessary corporate action to execute this Agreement, (b) the person executing this Agreement has actual authority to do so on behalf of AMD and (c) there are no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, that prohibit execution of this Agreement.

         3.2. REPRESENTATIONS OF VANTIS. In order to induce AMD to enter into this Agreement, Vantis hereby represents and warrants that:

              3.2.1 CORPORATE STATUS. Vantis (a) is duly organized, validly existing and in good standing under the laws of Delaware, (b) has the corporate power to own or lease its assets and to transact the business in which it is currently engaged and (c) is in compliance with all requirements of law except to the extent that the failure to comply therewith shall not materially affect the ability of Vantis to perform its obligations under this Agreement.



                        [Confidential Treatment Request]

         3.2.2 CORPORATE AUTHORITY. (a) Vantis has the corporate power, authority and legal right to execute, deliver and perform this Agreement and has taken as of the date hereof all necessary corporate action to execute this Agreement, (b) the person executing this Agreement has actual authority to do so on behalf of Vantis and (c) there are no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, that prohibit execution of this Agreement.

4.       WAFER BUILD AND SUPPLY COMMITMENT

         4.1. CAPACITY AND BUILD COMMITMENTS.

              4.1.1 CAPACITY COMMITMENT. Subject to the terms and conditions set forth in this Agreement, each [*] shall reserve capacity at the Facilities sufficient to fabricate an amount of Die equivalent to the lesser of (a) the Maximum Committed Capacity Amount of Die applicable to such [*], (b) the Long-Term Committed Capacity Amount of Die for such [*] and (c) the Short-Term Committed Capacity Amount of Die for such [*] determined in accordance with the provisions of Article 9.2.

              4.1.2 BUILD COMMITMENT. Each [*] AMD shall fabricate and deliver to Vantis an amount of Die equivalent to the Committed Build Amount of Die for such [*] determined in accordance with the provisions of Article 9.3.

         4.2. ADDITIONAL CAPACITY. At the request of Vantis, AMD shall use Commercially Reasonable Efforts to make production capacity at the Facilities available to Vantis that is in addition to the production capacity necessary for AMD to fabricate the Committed Build Amount of Die; PROVIDED, HOWEVER, that in no event shall AMD be required by this Agreement to produce Wafers in any period in excess of the Maximum Capacity Amount for such period.

         4.3. FAILURE TO FABRICATE COMMITTED BUILD AMOUNT OF DIE.

              4.3.1 FAILURE DUE TO AMD'S ERROR OR MISPROCESSING OF MATERIAL. In the event that (a) AMD fails to fabricate the Committed Build Amount of Die applicable to a specific [*] in the manner specified by this Agreement by the end of such [*] or (b) AMD believes that it will be unable to fabricate the Committed Build Amount of Die applicable to such [*] end of such [*], and, in each case, such failure is due to AMD's error or misprocessing of material, then AMD shall take the following measures:

              First, AMD shall promptly describe the nature of the difficulty to Vantis and provide a corrective action plan.

              Second, AMD shall use Commercially Reasonable Efforts to remedy the difficulty in an expeditious manner before the end of the second full [*] following the Month in which AMD was unable to fabricate the Committed Build Amount of Die.

              Third, (a) with respect to any such failure affecting a Product fabricated in [*], AMD shall use its best efforts and (b) with respect to any deficiency affecting a Product fabricated in [*], AMD shall use Commercially Reasonable Efforts, to make available during the above-referenced period sufficient production capacity at the affected Facilities to cover the difference between the Committed Build Amount of Die applicable to such period and the



                        [Confidential Treatment Request]
amount of Wafers needed to make up the deficiency experienced in the previous Month, including, but not limited to, allocating additional Hot Lot or Rocket Lot capacity to Vantis without any additional charge or premium normally associated with the provision of such capacity and making production capacity available to Vantis that is in addition to the production capacity necessary for AMD to fabricate the Committed Build Amount of Die applicable to such period.

              Fourth, in the event that the above measures are insufficient, Vantis may cancel or reallocate any outstanding orders for Wafers up to an amount of Wafers equivalent to the deficiency experienced in the [*] of AMD's failure; PROVIDED, HOWEVER, that the aggregate amount of any Wafers not purchased as a result of such cancellation or reallocation of orders shall be counted as Purchased Products when calculating the obligations of Vantis pursuant to Article 5.1.2, if any, for the period in which the deficiency occurred.

              4.3.2 CONTINUAL FAILURE DUE TO AMD'S ERROR OR MISPROCESSING OF MATERIAL. In the event that AMD fails to fabricate the Committed Build Amount of Die for [*] consecutive [*], and, in each [*], such failure is due to AMD's error or misprocessing of material, then (a) AMD shall use Commercially Reasonable Efforts to find an alternative source of Wafers for Vantis' forecasted needs and (b) Vantis may terminate this Agreement without liability upon [*] prior written notice to AMD.

              4.3.3 FAILURE DUE TO VANTIS. Notwithstanding anything contained in this Article 4.3 to the contrary, in the event that AMD fails to fabricate the Committed Build Amount of Die in any [*] due to (a) design defects caused by Vantis, (b) design changes requested by Vantis, (c) process flow changes requested by Vantis or (d) any other reason caused by Vantis, AMD shall only be required to make reasonable efforts to fabricate the Committed Build Amount of Die in such [*].

              4.3.4 FAILURE DUE TO BOTH PARTIES. Notwithstanding anything contained in Article 4.3.1, 4.3.2, 4.3.3 or 5.1 to the contrary, in the event that AMD fails to fabricate the Committed Build Amount of Die in any [*] due to difficulties caused jointly by Vantis and AMD, the parties shall each use Commercially Reasonable Efforts to mutually agree in writing upon a fair and equitable solution.

              4.3.5 FAILURE BY AMD TO SUPPLY A PORTION OF THE CAPACITY COMMITTED TO VANTIS. If at any time prior to June 30, 2001, AMD fails to supply the capacity at the Facilities previously reserved for Vantis pursuant to Article
4.1.1 for any specific [*] as a result of (a) an intentional reallocation by AMD of such reserved capacity to a Person, including AMD, other than Vantis (other than in accordance with Article 9.2.4) or (b) an intentional act, omission or failure to act by AMD intended to cause AMD to not comply with the standards imposed on AMD in Article 7.8.2 of this Agreement, in each case such that AMD fails to deliver the Committed Build Amount of Die applicable to such [*] by the end of such [*], then AMD shall pay Vantis the Repurchased Capacity Amount. Nothing set forth herein shall in any way limit AMD's obligation to maintain and make available to Vantis the capacity set forth in this Agreement; PROVIDED, HOWEVER, that the payment of the Repurchased Capacity Amount shall constitute the sole remedy of Vantis, and the sole obligation of AMD, with respect to the acts described in clauses (a) and (b) of this Article 4.3.5. The Repurchased Capacity Amount for any



                        [Confidential Treatment Request]

[*] shall be paid by AMD to Vantis, in cash, not later than [*] from the due date of the Vantis invoice therefor.

5.       PURCHASE COMMITMENT; DISPOSITION OF EXCESS CAPACITY

         5.1. PURCHASE OF DIE AND/OR FABRICATED WAFERS; MINIMUM PURCHASE COMMITMENT; LIQUIDATED DAMAGES.

              5.1.1 PURCHASE OF DIE AND/OR FABRICATED WAFERS. Each [*], Vantis agrees to purchase from AMD an amount of Die and/or Wafers equal to the Committed Build Amount of Die specified in the Communication from AMD to Vantis for such [*].

              5.1.2 MINIMUM [*] PURCHASED CAPACITY AMOUNT OF WAFERS; [*] EXCESS CAPACITY LOSS. If during any [*] during the Term the aggregate number of Purchased Products in such [*] is less than the Minimum [*] Purchased Capacity Amount of Wafers for such [*] determined in accordance with Exhibit B, then Vantis shall pay AMD, as liquidated damages, the Excess Capacity Loss for such [*]. The Excess Capacity Loss for such [*] shall be paid by Vantis to AMD, in cash, not later than [*] from the date of the AMD invoice therefor.

              5.1.3 MINIMUM [*] PURCHASED CAPACITY AMOUNT OF WAFERS; [*]
EXCESS CAPACITY LOSS. If during any calendar year during the Term, or for 1999, during the period specified in Exhibit B, the aggregate number of Purchased Products in such calendar year or period is less than the Minimum Annual Purchased Capacity Amount of Wafers for such calendar year or period determined in accordance with Exhibit B, then Vantis shall pay AMD, as liquidated damages, the Excess Capacity Loss for such [*] or period. The Excess Capacity
Loss for such [*] or period shall be paid by Vantis to AMD, in cash, not later than [*] from the date of the AMD invoice therefor.

              5.1.4 OFFSET AGAINST ANNUAL EXCESS CAPACITY LOSS. The [*] Excess Capacity Loss, if any, payable by Vantis pursuant to Article 5.1.3 for any [*] shall be offset by the [*] Excess Capacity Loss, if any, paid by Vantis pursuant to Article 5.1.2 for each of the [*] in such [*].

         5.2. DISPOSITION OF EXCESS CAPACITY. AMD shall use Commercially Reasonable Efforts to sell excess production capacity to other customers or to utilize such excess capacity for AMD's own readily suitable capacity needs in accordance with Article 9.2.4.

6.       WARRANTY

         AMD warrants that Die and/or Wafers delivered hereunder will meet the applicable specifications and shall be free from defects in material and workmanship under normal use and service for [*] calendar months from shipment from AMD. If, during such period (i) AMD is notified promptly in writing upon discovery of any defect in the Die and/or Wafers, including a detailed description of such defect, (ii) samples of such Die and/or Wafers are returned to AMD; and (iii) AMD's examination of such Die and/or Wafers discloses that such Die and/or Wafers are defective and such defects are not caused by accident, abuse, misuse, neglect, improper installation, repair, alteration or other action by someone other than AMD, improper testing or use contrary to any instructions issued by AMD or Vantis, within a reasonable time, AMD shall,



                        [Confidential Treatment Request]
at AMD's sole option, either replace or credit Vantis for such Die and/or Wafers. AMD shall return any Die and/or Wafers replaced under this warranty to Vantis, transportation prepaid. The foregoing warranty constitutes AMD's exclusive liability, and the exclusive remedy of Vantis, for any breach of any warranty or other nonconformity of the Die and/or Wafers. Prior to any return of Die and/or Wafers by Vantis pursuant to this Article 6, Vantis shall afford AMD the opportunity to inspect such Die and/or Wafers at Vantis' location, and any such Die and/or Wafers so inspected shall not be returned to AMD without its prior written consent. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

7.       FABRICATION AND PURCHASE AND SALE OF PRODUCTS

         7.1. START OF PRODUCTION. Qualification testing for the Products shall be conducted in the manner to be mutually agreed upon in writing by the parties. Once any Product has been qualified, AMD shall begin mass production of such Product in accordance with the Wafer Specifications for such Product.

         7.2. PRODUCTION CONTROL.

              7.2.1 OPERATION OF FACILITIES TO PERFORMANCE METRICS. Without otherwise limiting its obligations hereunder, AMD shall operate the Facilities in the production of Wafers in accordance with the performance metrics specified in Exhibit C.

              7.2.2 FAST TRACK COMMITMENT. As requested by Vantis from time to time because of business needs and as otherwise reasonably agreed to by AMD, AMD shall provide Vantis with expedited production cycle times ("HOT LOT" and "ROCKET LOT" capacity) for engineering qualification and other expedited production needs. AMD shall make available an aggregate of at least [*] Hot Lots and at least [*] Rocket Lots at each Facility (other than [*]). Vantis shall have the right to use a percentage of the Hot Lots available at each Facility (other than [*]) equivalent to the percentage determined by dividing (a) the Committed Build Amount of Wafers in the applicable Facility by (b) such Facility's Maximum Fab Capacity Amount of Wafers (rounded down to the nearest whole lot, but not less than one lot). Vantis shall have a right to use a percentage of the Rocket Lots available at each Facility (other than [*]) equivalent to the percentage determined by dividing (x) the Committed Build Amount of Wafers in the applicable Facility by (y) such Facility's Maximum Fab Capacity Amount of Wafers (rounded down to the nearest whole lot, but not less than one lot). In addition to the minimum commitments specified in this Article 7.2.2, AMD shall use Commercially Reasonable Efforts, based on then current work-in-process, to meet Vantis' Hot Lot and Rocket Lot requirements.

              7.2.3 WAFER PACKAGING; PRODUCT SHIPMENT. AMD shall package the Wafers in accordance with AMD's packaging specifications set forth in AMD Specification No. [*], as amended, supplemented or replaced by AMD from time to time. Products which have completed the wafer fabrication and wafer sort Processes and met all Acceptance Criteria shall be delivered to the custody of a designated carrier pursuant to Article 8.3 within one business day of meeting all Wafer Acceptance Criteria in accordance with AMD Specification Nos. [*], as amended, supplemented or replaced by AMD from time to time.



                        [Confidential Treatment Request]

              7.2.4 NOTIFICATION EVENTS. AMD shall promptly notify Vantis of the following: (a) any issues known to AMD which will adversely affect AMD's ability to fabricate the Committed Build Amount of Die in any period or otherwise adversely affect performance and/or quality of the Products; (b) intended changes to Processes or materials used to fabricate the Wafers, except to the extent that minor changes may be made to such Processes, Acceptance Criteria or related materials pursuant to AMD Specification Nos. [*], as amended, supplemented or replaced by AMD from time to time; (c) intended changes in any of the material suppliers which supply AMD with raw wafers, aluminum targets and photomasks; and (d) intended closure of any Facility or cessation of all Wafer fabrication activities at any Facility.

              7.2.5 PREAPPROVAL RIGHTS. AMD shall not take any of the following actions without the prior written approval of Vantis (which approval may not be unreasonably withheld): (a) change any Processes or Acceptance Criteria, or material used to fabricate the Wafers, except to the extent that minor changes may be made to such Processes, Acceptance Criteria or related materials pursuant to AMD Specification Nos. [*], as amended, supplemented or replaced by AMD from time to time; (b) change any of the material suppliers which supply AMD with raw wafers, aluminum targets and photomasks; (c) change any AMD Specification used in connection with fabrication of the Wafers; and (d) change the Facility at which a Product is fabricated. Vantis agrees to cooperate with AMD to use Commercially Reasonable Efforts to approve changes which will result in improved yields of Wafers and/or Products and/or reduced fabrication costs and which will not materially adversely impact Product performance.

              7.2.6 PRODUCT/DESIGN QUALIFICATION. AMD shall not commence production of Products on new fabrication Processes or mask sets without obtaining the prior qualification and release of such Processes and mask sets from Vantis.

              7.2.7 RISK PRODUCTION LOT STARTS. Prior to completion of full qualification of fabrication Processes and/or mask sets for a particular Product, Vantis may authorize AMD in writing to start fabrication of additional Wafers for such Product ("RISK PRODUCTION LOTS"). Vantis shall bear, and pay to AMD upon request, all costs and financial risk for Wafers from Risk Production Lots which ultimately do not meet Wafer Acceptance Criteria; PROVIDED, HOWEVER, that Vantis shall have no liability to AMD for Wafers from Risk Production Lots which fail Wafer Acceptance Criteria because of a defect in material or workmanship unrelated to implementation of the new fabrication Process and/or mask sets.

         7.3. ENGINEERING.

              7.3.1 DEVELOPMENT ENGINEERING LOTS. At the request of Vantis, AMD shall fabricate Wafers for use by Vantis in conducting engineering studies ("ENGINEERING WAFERS") subject to the maximum amount of Wafers that may be fabricated using the wafer production capacity dedicated by AMD for conducting such development engineering work. Prices for Engineering Wafers shall be as specified in Article 8.1.4. Engineering Wafer lots shall be processed with altered processing conditions specified by Vantis, and AMD shall not further alter such processing conditions without prior written authorization from Vantis. The cycle time for Engineering Wafer lots shall be as follows:



                        [Confidential Treatment Request]

                   (a) The cycle time for Engineering Wafer lots fabricated with minor parametric variations or minor alterations in Process conditions (e.g., "corner lots") shall be not more than [*] of the standard production cycle time specified in Exhibit C.

                   (b) The cycle time for Engineering Wafer lots fabricated with changes in Process flow or major alterations in Process conditions shall be as agreed in each instance between the Parties.

         Vantis shall bear, and pay to AMD upon request, all costs and financial risk for Wafers from Engineering Wafer lots which ultimately do not meet Acceptance Criteria; PROVIDED, HOWEVER, that Vantis shall have no liability to AMD for Wafers from Engineering Wafer lots which fail Acceptance Criteria because of a defect in material or workmanship unrelated to the altered processing conditions specified by Vantis for such lots.

              7.3.2 ACCEPTANCE CRITERIA; DELIVERY OF WAFERS TO VANTIS. Except for Risk Production Lots and Engineering Wafer Lots contemplated by Article
7.2.7 and 7.3.1, every Wafer lot (and every Wafer where 100% testing is required) shall meet the acceptance requirements documented in the sampling plan specified in AMD Specification Nos. [*], as amended by AMD in writing (and as approved by Vantis in writing pursuant to Article 7.2.5) or as supplemented or replaced by Vantis in writing (and as approved by AMD in writing) from time to time and all other AMD acceptance requirements which vary from the foregoing specifications by Product number (the "ACCEPTANCE CRITERIA"). AMD shall not make any exceptions to the Acceptance Criteria without written authorization from Vantis. Vantis shall accept, and shall not have the right to reject, Wafers delivered to Vantis by AMD which have passed the Acceptance Criteria.

              7.3.3 CONTINUOUS YIELD IMPROVEMENT TEAM. AMD and Vantis shall each designate one person to lead a Continuous Yield Improvement Team. The person designated by Vantis shall be the team leader. The overall goal of the team shall be to increase the Expected Net Die Per Wafer for each Product and Process. Specific responsibilities of the Continuous Yield Improvement Team shall include: setting yield targets by Product and monitoring progress toward such yield targets; identifying and driving yield improvement opportunities by Product and Process; establishing statistical process control targets for critical Process parameters and ensuring performance remains within such statistical control targets; and reporting continuous yield improvement progress at the [*] Management Review Meeting.

              7.3.4 COOPERATION CLAUSE. In the event of unusually high customer returns of Product or other unspecified degradation of Product performance, AMD and Vantis agree to cooperate to improve the manufacturability and yield of such Product by (a) reviewing the fabrication process, including any AMD Processes and AMD specifications and (b) proposing possible revisions to such Processes and specifications.

              7.3.5 WAFER LEVEL RELIABILITY TESTING. At least [*], AMD shall conduct routine wafer level reliability testing at each Facility, including, but not limited to, [*].

              7.3.6 AMD PROVIDED ENGINEERING SERVICES. AMD shall provide engineering services to the Facilities as necessary to maintain adequate production capacity and consistent Wafer yield, Product and quality performance.



                        [Confidential Treatment Request]

         7.4. INFORMATION ACCESS.

              7.4.1 MANUFACTURING INFORMATION. AMD and Vantis shall consult and cooperate to develop a mechanism to provide Vantis with daily electronic access to all manufacturing, inventory, and engineering data related to the Wafers manufactured in the Facilities pursuant to this Agreement. AMD shall provide Vantis with a performance report of Wafer fabrication work in process at each Facility for each Product weekly, including statistical process control data relating to such work in process, the details to be as agreed upon by the parties. To enable Vantis to track process control, AMD shall provide Vantis with regular, at least quarterly, updates to forecasted, actual and estimated parametric measurements and trends for each of the AMD manufacturing Processes used to manufacture Wafers and/or Die for Vantis. Specific measurements and the format of information to be provided shall be defined by the Continuous Yield Improvement Team.

              7.4.2 [*] MANAGEMENT REVIEW MEETING. Each [*] during the Term of the Agreement, Vantis and AMD shall conduct a "[*] Management Review Meeting." The purpose of the [*] Management Review Meeting shall be to review the immediately preceding [*] performance relative to the metrics set forth in Exhibit C, as well as discuss Vantis' future Wafer fabrication requirements.

              7.4.3 RETENTION OF DOCUMENTS. In accordance with AMD Policy No. [*], AMD shall retain all records, reports, logs, test data, calculations and estimates generated in connection with fabrication of the Wafers for Vantis pursuant to this Agreement. Upon termination of this Agreement, AMD shall archive such materials in accordance with AMD Specification No. [*]. AMD shall notify Vantis before destroying or otherwise disposing of such materials.

         7.5. FACILITIES ACCESS.

              7.5.1 ON SITE INSPECTION. Vantis representatives shall be allowed to visit the Facilities during normal working hours upon at least three business days' advance notice to AMD.

              7.5.2 AUDITS. AMD shall allow Vantis to perform an audit of each Facility [*] during the Term; PROVIDED, that AMD shall have received written notice from Vantis at least [*] prior to the commencement of each such audit; and provided further that each such audit shall be conducted during AMD's regular business hours and without undue disruption of AMD's business. At the request of Vantis, AMD shall allow customers of Vantis to perform audits of the Facilities, subject to the mutual agreement of AMD, Vantis and such customer as to the timing, scope and details of such an audit.

              7.5.3 VANTIS RESIDENT ENGINEERS. Vantis shall have the right to locate at the Facilities up to [*] resident engineers employed by Vantis, mutually acceptable to both AMD and Vantis, to work cooperatively with AMD's employees at the Facilities. AMD shall provide to such engineers, at the expense of AMD: (i) office space located at the Facilities; and (ii) the ordinary services, including, but not limited to, secretarial services (but not including a reserved or exclusive secretary) provided to other similarly situated AMD employees.



                        [Confidential Treatment Request]

         7.6. SAFEGUARDING OF INVENTORY AND PHOTOMASKS. AMD shall use Commercially Reasonable Efforts to safeguard against loss or damage to its finished and unfinished Wafer inventory and any inventory of photomasks supplied by Vantis for the manufacture of Wafers.

         7.7. PHOTOMASK SUPPLY. Vantis shall bear all costs to produce the initial photomask set to manufacture any Wafer or new photomasks to complete design or process changes initiated by Vantis. Vantis may obtain photomasks directly or through the AMD photomask procurement process specified in AMD Specification [*], as amended, supplemented or replaced from time to time. Vantis will bear all costs for replacement of photomasks damaged or worn during production (except to the extent such damage results from AMD's negligence or misconduct).

         7.8. EQUIPMENT.

              7.8.1 EQUIPMENT OWNERSHIP AND INSTALLATION. The parties acknowledge and agree that AMD is the owner of the semiconductor wafer fabrication equipment installed at the Facilities. The parties acknowledge and agree that Vantis is the owner of (a) the Wafer Sort Equipment (including all associated calibration and host computer systems) installed at the Facilities and listed on Schedule 7.8.1(a) (as it may be amended from time to time to reflect additions to or removals from service) and (b) the Product specific hardware ("PRODUCT SPECIFIC HARDWARE"), installed or located at the Facilities and listed on Schedule 7.8.1(b) (as it may be amended from time to time to reflect additions to or removals from service) (collectively, the "VANTIS EQUIPMENT"). Any Vantis Equipment installed at the Facilities shall be installed in a manner satisfactory to AMD. The parties acknowledge and agree that the Vantis Equipment installed at the Facilities as of the date of this Agreement has been installed in a satisfactory manner.

              7.8.2 AMD EQUIPMENT MAINTENANCE; CAPITAL PURCHASES. AMD shall be responsible for (a) conducting routine maintenance and upkeep on its wafer fabrication equipment and Vantis' Wafer Sort Equipment and (b) providing all wafer fabrication equipment, and obtaining all raw materials and other supplies necessary for the production of Wafers using any EE Process, required for AMD to maintain production capacity necessary to fabricate the Committed Build Amount of Die applicable to a specific period, including any capital equipment purchases necessary to maintain adequate production capacity. AMD's routine maintenance and upkeep shall be sufficient to ensure that the system availability metrics listed in Exhibit C for Vantis' Wafer Sort Equipment are met or exceeded.

              7.8.3 VANTIS EQUIPMENT OWNERSHIP; MAINTENANCE; CAPITAL PURCHASES. Vantis shall be responsible for (a) conducting routine maintenance and upkeep on the Vantis Equipment, other than the Wafer Sort Equipment and (b) providing all Vantis Equipment required for AMD to maintain production capacity necessary to sort the Committed Build Amount of Die applicable to a specific period, including any capital equipment purchases necessary to maintain adequate production capacity. Vantis will bear all costs for replacement and repair of Vantis Equipment damaged or worn during production (except to the extent such damage results from AMD's gross negligence or misconduct). AMD shall not be obligated to supply or maintain any Product Specific Hardware, including, without limitation, load boards, DUT boards and device probe cards, that may be necessary or desirable for AMD to fabricate the Committed Build Amount of Die applicable to a specific period.



                        [Confidential Treatment Request]

         7.9. PROCEDURES CONCERNING DELIVERY OF PHOTOMASKS AND WAFERS. Prior to the delivery of photomasks to AMD by Vantis or Wafers and/or Die to Vantis by AMD, Vantis shall have agreed upon specific procedures (or the absence of specific procedures) for any such delivery with AMD operating personnel responsible for such deliveries, which procedures may include, but shall not be limited to, scheduling, warehousing and special handling requirements, if any.

8.       WAFER PRICING, PAYMENT, SHIPPING AND PURCHASE ORDERS.

         8.1. BASE WAFER PRICE.

              8.1.1 STABLE SORT YIELDS. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that pricing and all purchases of Products manufactured pursuant to Processes that have exhibited a stable sort yield shall be made on a "per die" basis. Accordingly, the price of sorted Die shall equal (x) the Base Wafer Price applicable to a Process (as indicated on Exhibit E hereto), divided by (y) the Expected Net Die Per Wafer for such Process (as indicated on Exhibit A hereto); provided, however, that the price per die for the 1999 calendar year shall be as indicated on Exhibit F hereto; and provided further, that if in 1999 a particular die price is not identified on Exhibit F, then such price shall be determined using the formula set forth in this Article 8.1.1.

              8.1.2 SORT YIELDS NOT YET ESTABLISHED. The price of Wafers manufactured pursuant to Processes for which an Expected Net Die Per Wafer has not yet been established, but for which the defect density is following on the expected defect density curve for such Process, shall equal the Base Wafer Price applicable to such Process.

              8.1.3 UNSTABLE YIELDS. The price of Wafers manufactured pursuant to Processes which have not yet demonstrated stable yields shall be as agreed in each instance between the parties.

              8.1.4 ENGINEERING WAFERS. The price of Engineering Wafers shall be as follows:

                   (a) The price of Engineering Wafers fabricated with minor parametric variations or minor alterations in Process conditions (e.g., "corner lots") shall equal the Base Wafer Price applicable to the Process pursuant to which such Wafers are fabricated.

                   (b) The price of Engineering Wafers fabricated with changes in Process flow or major alterations in Process conditions shall be as agreed in each instance between the parties.

              8.1.5 EFFECTIVENESS OF WAFER PRICES. Expected Net Die Per Wafer standards, Facilities performance metrics and Base Wafer Prices (as indicated on Exhibits A, C and E, as amended, supplemented or replaced by the parties from time to time) shall be in effect for a [*]-month period (the "PRICING PERIOD") from the date of execution of any amendment to this Agreement attaching the newly agreed standards, metrics and pricing terms during the Term. Once every [*], commencing in the calendar [*] after the Closing, the parties shall proceed to negotiate in good faith as to any modifications to the Expected Net Die Per Wafer standards, Facilities performance metrics and Base Wafer Prices then in effect. If the parties are unable to agree as to any modifications to the standards, metrics and prices in effect during a Pricing



                        [Confidential Treatment Request]

Period before the end of such Pricing Period, the Expected Net Die Per Wafer standards, Facilities performance metrics and Base Wafer Prices in effect on the last day of such Pricing Period shall automatically become the Expected Net Die Per Wafer standards, Facilities performance metrics and Base Prices in effect for the next Pricing Period unless and until the parties otherwise agree.

              8.1.6 COST REDUCTIONS ([*] OR MORE). Declines in the cost of a Wafer which in the aggregate equal [*] or more of the cost of a Wafer applicable immediately prior to implementation of the cost reducing improvement and increases in the actual net die per Wafer which in the aggregate equal [*] or more of the Expected Net Die Per Wafer then specified in Exhibit A, shall be shared equally by AMD and Vantis. Vantis' share in any such Wafer cost reductions or yield improvements shall be immediately reflected in a corresponding decrease in the Base Wafer Price or a corresponding increase in the Expected Net Die per Wafer.

         8.2. PAYMENT TERMS. Vantis shall pay AMD the Base Wafer Price applicable to each Purchased Product. All prices shall be quoted and invoices shall be rendered and paid in United States currency. All invoices for Purchased Products shall be accumulated by AMD for a given [*] and rendered to Vantis within [*] of the end of such [*]. Each invoice shall be paid by Vantis no later than the [*] day after receipt by Vantis of such invoice.

         8.3. SHIPPING. Delivery of Wafers from AMD to Vantis shall be made C.P.T. ("carriage paid to") the default shipping location for each Product specified in AMD Specification [*], as amended, supplemented or replaced by AMD from time to time, or any other destination identified by Vantis to AMD in writing at least three days before delivery of the completed Die and/or Wafers to the custody of a designated carrier. Title to the completed Die and/or Wafers and risk of loss of, or damage to, the Die and/or Wafers shall pass to Vantis upon delivery of the completed Die and/or Wafers to the custody of a designated carrier.

         8.4. PURCHASE ORDERS AND ACKNOWLEDGMENTS.

              8.4.1 [*] PURCHASE ORDERS. At least two weeks before the end of each [*], Vantis shall issue to AMD a blanket Purchase Order expressed in Die equivalent to the Committed Capacity Amount of Die for the next [*] period. AMD shall manufacture and ship against each Purchase Order. Each Purchase Order shall indicate the then current Base Wafer Price and, if applicable, sorted Die price for each respective Process.

              8.4.2 ACCEPTANCE. All Wafers and/or Die manufactured and delivered by AMD pursuant to Purchase Orders submitted by Vantis to AMD shall be counted as Purchased Products when delivered by AMD and accepted by Vantis pursuant to
Article 7.3.2.

              8.4.3 NO EFFECT ON THIS AGREEMENT. The terms of this Agreement shall govern any sales contract between the parties for the sale and purchase of the Wafers and/or Die. Any terms or conditions printed on the face or the reverse side of a Purchase Order or Communication shall not be part of this Agreement nor shall they constitute the terms and conditions of the sales contract for the Wafers even in the event that such Purchase Order or Communication is signed and returned by AMD to Vantis or Vantis to AMD.



                        [Confidential Treatment Request]

9.       FORECASTS; ACCEPTANCE; COMMITTED BUILD AMOUNT.

         9.1. DIE DEMAND FORECASTS.

              9.1.1 ANNUAL FORECASTS. At least six Months before the end of each AMD fiscal year, Vantis shall furnish AMD with a non-binding three-year forecast plan of Vantis' Die and Wafer demand needs by Process, with [*] detail Wafer demand for the first year and annual detail Wafer demand for each calendar year (each an "ANNUAL FORECAST"). The existing Annual Forecast for calendar years 1999, 2000 and 2001 is set forth on Schedule 9.1.1. By [*] of each calendar year, Vantis shall furnish AMD with a binding final update of the Annual Forecast.

                  9.1.2 ROLLING [*] FORECASTS. At least the amount of time equal to the applicable Process Forecast Lead Time prior to the end of each [*], Vantis shall provide AMD with a rolling [*] forecast plan of Vantis' Die and Wafer demand needs by Process, with [*] detail Die and Wafer demand for each [*] ("ROLLING [*] FORECAST"); PROVIDED, HOWEVER, that the Rolling [*] Forecast for [*] is set forth on Schedule 9.1.2.

         9.2. ACCEPTANCE OF FORECASTED DIE DEMAND AMOUNTS.

              9.2.1 AMD COMMUNICATION OF COMMITTED CAPACITY AMOUNTS.

                   (a) At least [*] weeks before the end of each calendar year, AMD shall send Vantis a written notification (a "COMMUNICATION") specifying for each year in the updated Annual Forecast provided by Vantis by October 1 of such year (1) for the years [*]: the amount of Wafers for each period in the Annual Forecast that AMD commits to fabricate, determined in accordance with Exhibit B (the "LONG-TERM COMMITTED CAPACITY AMOUNT") and (2) for the years [*]: the amount of Wafers for each period in the Annual Forecast that AMD, on a good-faith non-binding basis, is willing to fabricate. Any Communication responding to an Annual Forecast shall be signed by AMD's Group Vice President, Wafer Fabrication Group, or an officer of AMD holding similar functions.

                   (b) If for any year, the Long-Term Committed Capacity Amount for such year determined in accordance with Exhibit B would exceed the Maximum Committed Capacity Amount applicable to such year, (1) the Long-Term Committed Capacity Amount for such year shall equal the Maximum Committed Capacity Amount applicable to such year and (2) Vantis may request additional production capacity from AMD in accordance with Article 4.2.

                   (c) Within three weeks of AMD's receipt of Vantis' Rolling [*] Forecast, AMD shall send Vantis a Communication specifying for each [*] in such updated Rolling [*] Forecast provided by Vantis, the amount of Die and/or Wafers for each [*] in the Rolling [*] Forecast that AMD commits to fabricate, determined in accordance with Exhibit B (the "SHORT-TERM COMMITTED CAPACITY AMOUNT"). Any Communication responding to a Rolling [*] Forecast shall be signed by AMD's Director of Strategic Planning or any other representative of AMD authorized to sign such Communication on behalf of AMD.

                   (d) If for any [*], the Short-Term Committed Capacity Amount for such [*] determined in accordance with Exhibit B would exceed the Maximum Committed Capacity Amount applicable to such [*], (1) the Short-Term Committed Capacity Amount for such [*]



                        [Confidential Treatment Request]
shall equal the Maximum Committed Capacity Amount applicable to such [*] and (2) Vantis may request additional production capacity from AMD in accordance with
Article 4.2.

              9.2.2 MINIMUM COMMITTED CAPACITY AMOUNTS.

                   (a) During the portion of the Term up to and including [*]:
The Long-Term Committed Capacity Amount for each year in any Communication responding to a Annual Forecast shall not be less than the lower of (i) the Maximum Committed Capacity Amount applicable to such year or (ii) the Long-Term Committed Capacity Amount for such year specified by AMD in the Communication responding to the immediately preceding Annual Forecast (the "PRIOR LONG-TERM COMMITTED CAPACITY AMOUNT"); PROVIDED, HOWEVER, that if the forecasted die demand amount for such year (the "FORECASTED ANNUAL AMOUNT") is less than the lower of (I) the Maximum Committed Capacity Amount applicable to such year or
(II) the Prior Long-Term Committed Capacity Amount for such year, the Long-Term Committed Capacity Amount for such year may be lower than the Maximum Committed Capacity Amount applicable to such year or Prior Long-Term Committed Capacity Amount, but in any event shall not be less than the Forecasted Annual Amount.

                   (b) During the portion of the Term up to and including [*]:
The Short-Term Committed Capacity Amount for each [*] in any Communication responding to a Rolling [*] Forecast shall not be less than the lower of (i) the Long-Term Committed Capacity Amount specified for such [*] in the Communication responding to the Annual Forecast immediately preceding such Rolling [*] Forecast (the "BASE AMOUNT") or (ii) the Short-Term Committed Capacity Amount for such [*] specified by AMD in the Communication responding to the immediately preceding Rolling [*] Forecast (the "PRIOR SHORT-TERM COMMITTED CAPACITY AMOUNT"); PROVIDED, HOWEVER, that if the forecasted die demand amount for such [*] (the "FORECASTED AMOUNT") is less than the lower of (I) the Base Amount for such [*] or (II) the Prior Short-Term Committed Capacity Amount for such [*], the Short-Term Committed Capacity Amount for such [*] may be lower than the Base Amount or Prior Short-Term Committed Capacity Amount but in any event shall not be less than the appropriate percentage of the [*] Minimum for such [*] determined in accordance with Exhibit B.

                   (c) During the portion of the Term from and after [*]: The Short-Term Committed Capacity Amount for each [*] in any Communication responding to a Rolling [*] Forecast shall not be less than (i) the lower of the appropriate percentage of the [*] Minimum for such [*] determined in accordance with Exhibit B or (ii) the Prior Short-Term Committed Capacity Amount.

              9.2.3 WAIVER OF PRIOR COMMITTED CAPACITY AMOUNTS.

                   (a) In the event that, in accordance with Article 9.2.2(a), the Long-Term Committed Capacity Amount for a [*] specified by Vantis is less than the Prior Long-Term Committed Capacity Amount for such year, AMD shall have the right to waive the Prior Long-Term Committed Capacity Amount for such year for purposes of calculating the Minimum Annual Purchased Capacity Amount of Wafers applicable to such year. Any such waiver shall be contained in writing in the Communication specifying the new Long-Term Committed Capacity Amount for such year.



                        [Confidential Treatment Request]

                   (b) In the event that, in accordance with Article 9.2.2 (b) or (c), the Short-Term Committed Capacity Amount for a [*] specified by Vantis is less than the Prior Short-Term Committed Capacity Amount for such [*], AMD shall have the right to waive the Prior Short-Term Committed Capacity Amount for such [*] for purposes of calculating the [*] Minimum Quarterly Purchased Capacity Amount of Wafers applicable to such [*]. Any such waiver shall be contained in writing in the Communication specifying the new Short-Term Committed Capacity Amount for such [*].

              9.2.4 DISPOSITION OF EXCESS WAFER CAPACITY. If, after Vantis delivers the latest Rolling [*] Forecast, a [*] Minimum applicable to any [*] is lower than the [*] Minimum previously applicable to such [*], but AMD does not waive the [*] Minimum for such [*] for purposes of calculating the Minimum [*] Purchased Capacity Amount of Wafers applicable to such [*], AMD shall use Commercially Reasonably Efforts to use, or cause to be used, the amount of production capacity that AMD would need to maintain to fabricate a quantity of Wafers equivalent to the difference between the [*] Minimum previously applicable to such [*] and the latest [*] Minimum.

         9.3. COMMITTED BUILD AMOUNT; MAXIMUM COMMITTED BUILD AMOUNT. AMD shall set forth in each Communication responding to a Rolling [*] Forecast an amount of Wafers equal to [*] of the [*] Minimum for the next [*] that AMD shall fabricate (the "COMMITTED BUILD AMOUNT"). AMD shall not be under any obligation to set forth in any Communication a Committed Build Amount for the next [*] in excess of a Short-Term Committed Capacity Amount for such [*] specified in a Communication responding to a prior Rolling [*] Forecast.

         9.4. COOPERATION CLAUSE. If and when requested by AMD, Vantis shall use Commercially Reasonable Efforts to submit its Die and/or Wafer demand needs to AMD in a format which is compatible with AMD's Total Order Management ("TOM") planning methodology.

10.      SUPPLY EXCLUSIVITY

         10.1. SUPPLY EXCLUSIVITY. During the Term AMD shall not, other than on behalf of Vantis pursuant to this Agreement, use any EE Process to manufacture Wafers for use in the production of Devices.

11.      INTELLECTUAL PROPERTY; TRANSFER OF FABRICATION ACTIVITY; PROCESS
SHARING.

         11.1. INTELLECTUAL PROPERTY RIGHTS AND INDEMNITIES.

              11.1.1 AMD'S MANUFACTURING RIGHTS. AMD warrants that it has all necessary rights to manufacture and sell to Vantis the Wafers.

              11.1.2 AMD'S INDEMNIFICATION OF VANTIS. AMD will, at its sole cost and expense, indemnify, defend, and hold Vantis harmless from and against any cost, loss, expense, or liability arising from any actual or alleged infringement of any patent, mask work right, copyright, trademark, or other intellectual property right to the extent such actual or alleged infringement arises from AMD Processes.




                        [Confidential Treatment Request]

              11.1.3 VANTIS' INDEMNIFICATION OF AMD. Vantis will, at its sole cost and expense, indemnify, defend, and hold AMD harmless from and against any cost, loss, expense, or liability arising from any actual or alleged infringement of any patent, mask work right, copyright, trademark, or other intellectual property right to the extent such actual or alleged infringement arises from AMD's compliance with any of Vantis' designs, specifications, instructions, or other contribution of Vantis to the design (or AMD's manufacture or sale) of Wafers for (or to) Vantis. The foregoing indemnification shall not apply to any liability arising prior to the Closing Date or to any claims based on any act or omission occurring prior to the Closing Date.

              11.1.4 INDEMNIFICATION PROCEDURE. The indemnifying party shall defend, at its sole costs and expense, including attorneys' fees, any action brought against the indemnified party alleging any such infringement, and the indemnified party agrees (i) to give prompt notice of any such action to the indemnifying party, (ii) to allow the indemnifying party, through competent counsel of its choice (and personally acceptable to the indemnified party), to defend such action, and (iii) to provide the indemnifying party all reasonable information, assistance, and authority requested by the indemnifying party, at the indemnifying party's expense, for the indemnifying party to defend such action.

              11.1.5 MITIGATION. In the event that an injunction is issued in support of the infringement claim or the indemnified party otherwise reasonably believes that the infringement claim is likely to be upheld: (a) the indemnifying party shall, at its expense, use Commercially Reasonable Efforts to avoid the infringement claim, either by modifying its technology and/or design or by obtaining a license or nonassertion covenant from the claimant; (b) if Vantis is the indemnified party, it shall have the right to return any allegedly infringing Products to AMD and receive a full refund for the cost to Vantis of the Die contained in such Products; and (c) if AMD is the indemnified party, it shall have the right to stop production of any allegedly infringing Wafers by giving written notice to Vantis, and Vantis shall pay AMD for all Wafers started prior to such notice at the established purchase price (such purchase price to be prorated based on the percentage of completion of such Wafers).

              11.1.6 GENERAL. The foregoing Article 11.1 states the entire obligation and the exclusive remedy of each party with respect to any alleged infringement of intellectual property rights by any Wafer furnished under this Agreement.

         11.2. AMD INITIATED TRANSFER OF WAFER FABRICATION BETWEEN AMD FACILITIES; SALE/SHUTDOWN OF A FACILITY.

              11.2.1 AMD'S RIGHT TO TRANSFER. Subject to Article 7.2.5(d), AMD may at any time transfer any portion of its wafer fabrication activity hereunder from one Facility to another Facility.

              11.2.2 RESPONSIBILITY FOR TRANSFER OF PROCESSES BETWEEN AMD'S FACILITIES. If AMD initiates a transfer of any portion of its wafer fabrication activity hereunder from one Facility to another Facility, AMD shall be responsible for effecting the transfer of any Process associated with such fabrication to the new Facility and otherwise implementing such Process in the new Facility, and AMD shall bear [*] costs and expenses associated with such transfer, including mask tooling expenses and Process and Product qualification costs for Vantis' Products (including the cost of Wafers used in the qualification process, assembly and test



                        [Confidential Treatment Request]
expenses related to qualifying Wafers and reliability expenses). AMD shall provide Vantis engineering support [*] to assist Vantis in the Process and Product qualifications related to such transfer and to otherwise assist Vantis in the implementation in the new Facility of each Process transferred.

              11.2.3 SALE OF A FACILITY. If AMD sells or otherwise transfers the rights to operate a Facility to a third party (other than Lattice), an express condition to the consummation of such transaction shall be the assumption by the third party for the remaining Term of this Agreement of AMD's obligations under this Agreement with respect to the Products fabricated in such Facility at the time of consummation of such transaction, including without limitation AMD's commitment to reserve capacity at such Facility sufficient to fabricate an amount of Die equivalent to the Committed Capacity Amount of Die each [*] relating to any affected Products. Vantis shall have the right to approve any potential purchaser or operator of a Facility that is a Direct Competitor of Vantis; PROVIDED, HOWEVER, that Vantis' approval of any such third party shall not be unreasonably withheld.

              11.2.4 CONTINUED SUPPLY OBLIGATION AFTER FACILITY SHUTDOWN. If AMD elects to close any Facility or cease all Wafer fabrication activities at any Facility, AMD remains subject to its obligations under this Agreement with respect to any affected Products, including without limitation AMD's commitment to reserve capacity at its other Facilities sufficient to fabricate an amount of Die equivalent to the Committed Capacity Amount of Die each [*] relating to any affected Products and AMD's obligation to fabricate and deliver to Vantis an amount of Die equivalent to the Committed Build Amount of Die for each [*] relating to any affected Products.

              11.2.5 TRANSFER OF [*] PROCESS FROM [*] TO [*]. Pursuant to
Article 7.2.5(d), Vantis hereby approves the transfer of the [*] Process and all related Product Wafer fabrication activities from [*] to [*]. In accordance with Article 11.2.2, AMD shall be responsible for effecting the transfer of the [*] Process associated with such fabrication to [*] and otherwise implementing such Process in [*], and AMD shall bear all costs and expenses associated with such transfer. AMD shall use Commercially Reasonable Efforts to complete all Process and Product Qualifications related to such transfer by December 31, 1999. Within one calendar quarter after the Month in which all Process and Product Qualifications are completed in [*], the cycle time in [*] shall be as specified in Exhibit C. Until completion of all [*] Process and Product Qualifications in [*], the performance metrics specified in Exhibit C for [*] shall continue to be effective and AMD shall continue to reserve capacity at [*] sufficient to fabricate an amount of Die equivalent to the Short-Term Committed Capacity Amount of Die each month relating to any Products affected by the Transfer of the [*] Process from [*] to [*].

         11.3. VANTIS INITIATED TRANSFER OF WAFER FABRICATION OUT OF AMD FACILITIES.

              11.3.1 VANTIS' RIGHT TO TRANSFER.

                   (a) [*] PROCESSES. Subject to Article 11.3.1(b), Vantis may at any time designate a third party to fabricate on behalf of Vantis, pursuant to [*] Processes, semiconductor wafers for which the designs, specifications and working drawings for the wafers are furnished by, and originate with, Vantis or were prepared by a contractor of Vantis on behalf of Vantis, and

                        [Confidential Treatment Request]
such designs, specifications and working drawings are in sufficient detail that no additional designing by the manufacturer is required other than adaptation to the production processes and standards normally used by the manufacturer which changes the characteristics of the wafers only to a negligible extent.

                   (b) AMD'S RIGHT TO APPROVE VANTIS TRANSFEREES.

                       (1) [*] AND LOWER PROCESSES. AMD shall have no right to approve any third party designated by Vantis pursuant to Article 11.3.1(a) to fabricate semiconductor wafers pursuant to [*] Processes.

                       (2) [*] PROCESSES. Until September 30, 1999, AMD shall have the right to approve any third party designated by Vantis pursuant to Article 11.3.1(a) to fabricate semiconductor wafers pursuant to [*] Process; PROVIDED, HOWEVER, that AMD's approval of any such third party shall not be unreasonably withheld. Thereafter, AMD shall have no right to approve any third party designated by Vantis to fabricate semiconductor wafers pursuant to [*] Processes.

              11.3.2 RESPONSIBILITY FOR TRANSFER OF PROCESSES INTO THIRD PARTY FACILITIES (TRANSFER INITIATED BY VANTIS). In the event that Vantis enters into a contract in accordance with Article 11.3.1(a) for the fabrication by a third party of semiconductor wafers pursuant to [*], Vantis shall be responsible for effecting the transfer of any Process associated with such fabrication to the third party and otherwise implementing such Process in the third party's fabrication facilities, and Vantis shall bear all costs and expenses associated with such transfer, including the Process and Product qualification costs for Vantis' Products; PROVIDED, that AMD shall have no obligation to make any modifications to any Process in connection with implementation of any such Process in a third party's fabrication facilities.

              11.3.3 EFFECT OF TERMINATION ON TRANSFERRED PROCESSES. The termination of this Agreement shall not affect the continued use of any Process to fabricate wafers on behalf of Vantis implemented in, or being transferred to, a third party's fabrication facilities at the time of such termination; PROVIDED, that, upon termination of this Agreement, AMD shall not be obligated to further assist Vantis with the transfer of any Process which is in the course of being transferred into a third party's fabrication facilities at the time of such termination.

12.      CONFIDENTIAL INFORMATION

         12.1. CONFIDENTIAL INFORMATION. Each party acknowledges that the information disclosed in connection with any transactions between the parties, including any transactions contemplated by the Related Agreements, may contain confidential information, know-how and trade secrets of the disclosing party ("CONFIDENTIAL INFORMATION"), and that any such Confidential Information shall remain the property of the disclosing party. A recipient party shall use Commercially Reasonable Efforts to keep and hold any such Confidential Information of the disclosing party in strict confidence as it would its own similar Confidential Information and shall not disclose such Confidential Information of the disclosing party to any Person without the prior written consent of the disclosing party, except as provided herein. A recipient party shall not, except as may be authorized by the disclosing party in writing or by the express terms of any of the Related Agreements, use any Confidential Information of the disclosing party




                        [Confidential Treatment Request]
except for the purpose for which it was disclosed in connection with the Related Agreements. Notwithstanding the foregoing, no written information shall be considered Confidential Information unless identified and marked as confidential. Information disclosed orally or visually under circumstances reasonably identifying such information as confidential shall be presumed to be Confidential Information unless otherwise agreed in writing by both parties.

         12.2. EMPLOYEES AND CONSULTANTS. A recipient party shall limit dissemination of and access to any Confidential Information of the disclosing party to those employees or consultants of the recipient party who have a good faith need for such access to effectuate a transaction between the parties, including any transactions contemplated by the Related Agreements, and who have executed a standard nondisclosure agreement with the recipient party.

         12.3. SURVIVAL. Each party agrees to maintain confidentiality in a manner given to such party's own similar Confidential Information for two years after the date of expiration or termination of the last of the Related Agreements to expire or terminate.

         12.4. SUBCONTRACTORS. The recipient party may disclose Confidential Information to subcontractors performing services for the recipient party, to the extent such disclosure is necessary to perform the recipient party's duties in a transaction between the parties, including any transactions contemplated by the Related Agreements. The recipient party shall cause its permitted subcontractors to sign a confidentiality agreement with the recipient party in substantially the same terms and conditions of this Article 12 prior to disclosing Confidential Information of the disclosing party to such subcontractors.

         12.5. PERMITTED DISCLOSURE. Neither party shall have any obligation to the other party with respect to any Confidential Information of the other party or any portion thereof which:

              (a) is or hereafter becomes publicly known through no wrongful act of the first party;

              (b) is rightfully received from a third party without restriction on disclosure and without breach of this Agreement;

              (c) is now or hereafter independently developed by the first party and without reliance in any degree upon any Confidential Information of the other party; or

              (d) is revealed by the first party pursuant to a requirement of a governmental agency or law, provided that the first party provides prompt written notice of such requirement or law so as to afford the other party an opportunity to intervene and oppose disclosure.

         12.6. REMEDIES. The parties agree that any material breach of this
Article 12 shall cause irreparable injury and that, notwithstanding any dispute resolution provisions herein to the contrary, injunctive relief in a court of competent jurisdiction shall be appropriate to prevent either an initial or continuing breach of such nondisclosure and confidentiality provisions herein in addition to any other relief to which the owner of such Confidential Information may be entitled.

         12.7 RESIDUALS. Notwithstanding any other provision of this Agreement, the recipient party shall be free to use Residuals for any purpose; PROVIDED that the recipient party shall maintain the confidentiality of Confidential Information as set forth herein. For purposes hereof, "RESIDUALS" shall mean information retained in the unaided memory of an individual who has had access to or worked with Confidential Information, unless such individual has made a conscious attempt to memorize such Confidential Information for purposes of applying this Article 12.7. The foregoing shall not be deemed to grant to the recipient party a license under the disclosing party's intellectual property.

13.      TERM AND TERMINATION OF AGREEMENT

         13.1. TERM; RENEWAL BY MUTUAL AGREEMENT. The term of this Agreement (the "TERM") shall commence on the date first written above and expire at 11:59 p.m. on [*] (the "EXPIRATION DATE"), unless terminated earlier pursuant to
Article 13.2, 13.3, 13.4 or 13.5. Either party may, by written notice to the other party delivered no earlier than [*] calendar months before the Expiration Date, propose that the Expiration Date be extended on mutually agreeable terms, unless terminated earlier pursuant to Article 13.2, 13.3, 13.4 or 13.5. This Agreement shall terminate on the originally scheduled Expiration Date, unless the parties agree in writing no later than [*] calendar months before the Expiration Date upon the terms and conditions of such an extension of the Expiration Date.

         13.2. IMMEDIATE TERMINATION EVENTS. Either party may terminate or suspend this Agreement immediately and without liability upon written notice to the other party if any one of the following events occurs:

              (a) the other party files a voluntary petition in bankruptcy or otherwise seeks protection under any law for the protection of debtors;

              (b) a proceeding is instituted against the other party under any provision of any bankruptcy law which is not dismissed within ninety (90) days;

              (c) the other party is adjudged bankrupt;

              (d) a court assumes jurisdiction of all or a substantial portion of the assets of the other party under a reorganization law;

              (e) a trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other party;

              (f) the other party becomes insolvent or ceases or suspends all or substantially all of its business; or

              (g) the other party makes an assignment of the majority of its assets for the benefit of creditors.

         13.3. TERMINATION UPON CHANGE IN CONTROL TO A DIRECT COMPETITOR. Within 5 days of the earlier of (a) the signing of definitive documentation relating to a proposed Change in Control of Vantis or its ultimate parent entity or (b) the consummation of a Change in Control of Vantis or its ultimate parent entity, Vantis shall provide AMD with written notice of such event. Within 15 days of the receipt of such notice, AMD may then immediately terminate this Agreement in accordance with the provisions of Article 13.6 by providing Vantis with written



                        [Confidential Treatment Request]
notice of AMD's determination that the acquirer or proposed acquirer of Vantis or its ultimate parent entity is a Direct Competitor of AMD.

         13.4. TERMINATION FOR BREACH. Except as provided in Articles 4.3.2, 6 and 11.1.6, if AMD fails to perform or violates any material obligation of this Agreement or Vantis fails to pay an invoice within [*] of the due date for such invoice, then the parties shall first attempt in good faith to resolve such breach pursuant to the dispute resolution process specified in Article 14.2. Thirty days after delivery of written notice to the breaching party that a breach described in this Article 13.4 has occurred, the non-breaching party may terminate this Agreement without liability for such termination; PROVIDED, that if the breaching party has begun substantial corrective action to remedy the breach, the non-breaching party may only terminate this Agreement without liability for such termination [*] days after delivery of its written notice to the breaching party, if such breach remains uncured as of such date; PROVIDED, HOWEVER, that if allowing [*] for the breaching party to cure the breach would cause irreparable harm to the business prospects of the non-breaching party, notwithstanding any dispute resolution provisions herein to the contrary, temporary or preliminary injunctive relief in a court of competent jurisdiction shall be appropriate to prevent either an initial or continuing breach in addition to any other relief to which the non-breaching party may be entitled.

         13.5. TERMINATION BY VANTIS ON [*] NOTICE. At any time, Vantis may unilaterally terminate this Agreement, without liability, upon [*] prior written notice to AMD.

         13.6. RAMPDOWN UPON CERTAIN TERMINATION EVENTS. In the event that AMD terminates this Agreement pursuant to Article 13.3 or Vantis terminates this Agreement pursuant to Article 13.5:

              (a) the Minimum [*] Purchased Amount applicable to the [*] in which the notice of termination is received (the "TERMINATING [*]") shall remain unchanged;

              (b) the Minimum [*] Purchased Capacity Amounts applicable to the [*] remaining in the Term (other than the Terminating [*]) shall be restated to ramp down linearly from the Short-Term Committed Capacity Amount of Die in the Terminating [*] as follows:


      Minimum [*] Purchased Capacity Amounts as a Percentage of Short-Term
            Committed Capacity Amount of Die in the Terminating [*]

                   [*]                            PERCENT
                   [*]                             [*]%
                   [*]                             [*]%
                   [*]                             [*]%
                   [*]                             [*]%
                   [*]                             [*]%

         13.7. ADDITIONAL REMEDY OF AMD. In the event AMD terminates this Agreement as provided in Article 13.2 or 13.4, AMD, upon written notice to Vantis, may also declare immediately due and payable from Vantis, in whole or in part, (a) all unpaid obligations, and prorated portions thereof, of Vantis to AMD hereunder and (b) reimbursement for all reasonable



                        [Confidential Treatment Request]
direct costs and expenses incurred by AMD in connection with the termination of work then in progress.

         13.8. ADDITIONAL REMEDY OF VANTIS. In the event Vantis terminates this Agreement as provided in Article 4.3.2, 4.3.5, 13.2, 13.4 or 13.5, Vantis, upon written notice to AMD, may also remove the Wafer Sort Equipment from the Facilities, on or after the termination of this Agreement, in its then "as is" condition. Vantis shall be responsible to pay the reasonable cost to remove the Wafer Sort Equipment from the Facilities and to return any affected portion of the Facilities to good order (normal wear and tear excepted) and in a structurally sound condition (and shall post a bond or deposit reasonably adequate to do so, prior to commencing removal). Any immaterial components, parts or items of the Wafer Sort Equipment which no longer exist at such time shall no longer be considered part of the Wafer Sort Equipment.

         13.9. SURVIVAL OF OBLIGATIONS. The following Articles shall survive any expiration, termination or cancellation of this Agreement, and the parties shall continue to be bound by the terms and conditions thereof: 10, 11, 12, 13.7, 13.8 and 13.9.

14.      MISCELLANEOUS

         14.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to or application of conflicts of law principles.

         14.2. DISPUTE RESOLUTION. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement or the Exhibits and Schedules attached hereto. In particular, those executives of the respective parties who have authority to settle the controversy and have direct responsibility for administration of the relationships established pursuant to this Agreement shall attempt in good faith to negotiate a settlement pursuant to the following process:

              14.2.1 Any party having a dispute or claim shall give the other party written notice stating the nature of the dispute in reasonable detail. Within five business days after delivery of the notice, the receiving party shall submit to the other a written response also in reasonable detail. Within five business days after delivery of the written response, decisionmakers from both parties shall meet (in person or by telephone) at a mutually acceptable time and place (including telephonic conference), and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other shall be honored.

              14.2.2 If the matter has not been resolved by the persons referred to above within ten days of the first meeting of such persons, the dispute shall be referred to more senior executives of each party who have authority to settle the dispute and who shall likewise meet (in person or by telephone) to attempt to resolve the dispute. Within five business days after the referral of the dispute to more senior executives of each party, the senior executives of both parties shall meet at a mutually acceptable time and place (including telephonic conference), and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.

              14.2.3 If the matter has not been resolved within ten days from the referral of the dispute to such senior executives, then the parties may pursue litigation or, if mutually agreed, alternative dispute resolution mechanisms.

         14.3. NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES (INCLUDING LOST PROFITS) WHETHER BASED ON WARRANTY, CONTRACT, TORT OR ANY OTHER LEGAL THEORY REGARDLESS OF WHETHER SUCH PARTY HAD ACTUAL OR CONSTRUCTIVE NOTICE OF SUCH DAMAGES.

         14.4. INJUNCTION. Either party may seek a preliminary injunction or other preliminary judicial relief if, in its judgment, such action is necessary to avoid irreparable damage.

         14.5. ASSIGNMENT. Without the prior written consent of the other party, which consent may not be unreasonably withheld, neither party, either voluntarily or by operation of law, shall assign, transfer or otherwise dispose of (collectively "Transfer") this Agreement in whole or in part; PROVIDED, HOWEVER, that this Agreement may be Transferred (i) without the consent of a party, to any subsidiary of the other party; (ii) without the consent of AMD, by Vantis to Lattice, or any affiliate controlled by Lattice; (iii) without the consent of Vantis, in connection with a Change in Control of AMD; and (iv) without the consent of AMD, in connection with a Change in Control of Vantis or its ultimate parent entity. Any attempted or purported Transfer of this Agreement which does not comply with this Article 14.5 shall be null and void, have no force or effect, and confer no rights upon any third parties. Subject to compliance with the provisions of this Article 14.5, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and Transferees.

         14.6. PUBLIC ANNOUNCEMENTS. Neither party shall publicly disclose the terms and conditions of this Agreement without first submitting the text of such announcement to the other party and receiving the approval of the other party of such text, which approval, unless public disclosure is required by a court or a government agency, may be withheld for any reason. However, either party or Lattice may disclose the existence and the terms of this Agreement (i) in a registration statement or other document filed by either party or Lattice with the Securities and Exchange Commission, (ii) in accordance with generally accepted accounting procedures if required under the rules of the Securities and Exchange Commission or National Association of Securities Dealers Automated Quotation System or (iii) in connection with any confidential due diligence necessary and associated with a financing, Change in Control or other significant corporate transaction not in the ordinary course, and such disclosure is reasonably required for the accomplishment of the transaction.

         14.7. NOTICE AND COMMUNICATIONS. All notices and other communications hereunder shall be in writing and shall be sent by personal delivery, by telecopy, or by registered or certified mail (return receipt requested). Notice shall be deemed to have been duly given (a) upon receipt if delivered personally, (b) upon completion of the transmission if telecopied (with confirmation from the sending device that the entire notice or other communication was received by the addressee) or (c) upon execution of the return receipt if mailed by registered or certified mail (return receipt requested); in each case, the notice or other communication must be directed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         To AMD:

              P.O. Box 3453
              Sunnyvale, California  94088-3453
              Attention:  General Counsel
              Facsimile:  (408) 774-7399

         To Vantis:

              995 Stewart Drive
              Sunnyvale, California  94088
              Attention:  Director of Legal Affairs
              Facsimile:  (408) 616-7800

              With a copy to:

              Lattice Semiconductor Corporation
              5555 NE Moore Court
              Hillsboro, Oregon  97124
              Attention:  General Counsel
              Facsimile:  (503) 268-8077

         14.8. RELATIONSHIP OF THE PARTIES. At such time or times as AMD directly or indirectly owns or controls less than 100% of the ownership rights of Vantis: (i) AMD and Vantis shall be independent contractors and neither of them shall be nor represent themselves to be the legal agent, partner or employee of the other party for any purpose; (ii) neither party has the authority to make any warranty or representation on behalf of the other party nor to execute any contract or otherwise assume any obligation or responsibility in the name of or on behalf of the other party; and (iii) neither party shall be bound by, nor liable to, any third Person for any act or any obligation or debt incurred by the other party, except to the extent specifically agreed to in writing by the parties.

         14.9. WAIVER. Failure by either party, at any time, to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as a waiver of any right accruing under this Agreement, nor shall it affect any subsequent breach or the effectiveness of this Agreement or any part hereof, or prejudice either party with respect to any subsequent action. A waiver of any right accruing to either party pursuant to this Agreement shall not be effective unless given in writing.

         14.10. SEVERABILITY. In the event that any provision of this Agreement shall be unlawful or otherwise unenforceable, such provision shall be severed, and the entire agreement shall not fail on account thereof, the balance continuing in full force and effect, and the parties shall endeavor to replace the severed provision with a similar provision that is not unlawful or otherwise unenforceable.

         14.11. RIGHTS AND REMEDIES CUMULATIVE. Except to the extent expressly set forth to the contrary in Articles 4.3.3, 4.3.5, 6, and 11.1.6 the rights and remedies provided herein shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

         14.12. HEADINGS. The Article headings in this Agreement are for convenience only, and shall not be considered a part of, or affect the interpretation of, any provision of this Agreement.

         14.13. NO THIRD-PARTY BENEFICIARIES. No Person not a party to this Agreement, other than Lattice, shall have any rights under this Agreement as a third-party beneficiary or otherwise other than Persons entitled to indemnification as expressly set forth herein.

         14.14.     FORCE MAJEURE.

              14.14.1 "Force Majeure" shall mean causes beyond the reasonable control of a party, including, without limitation, acts of God; acts of a public enemy; war; rebellion; insurrection; riot; epidemic; quarantine restrictions; acts of any governmental authority or any political subdivision or any department or regulatory agency thereof or entity created thereby; orders of any court or arbitral body, acts of any Person or Persons engaged in subversive activity or sabotage; fires, floods, explosions, storms, earthquakes, or other catastrophes; strikes or labor disputes; embargoes; unavoidable delays or inability to obtain equipment, labor, fuel, steam, water, electricity or materials or anything else necessary to operate the Facilities.

              14.14.2 In the event either party hereto is prevented or delayed in the performance of any material term, condition or obligation under this Agreement (other than the payment of money) due to Force Majeure, such party shall give prompt notice to the other of the commencement, expected duration and termination of any such Force Majeure contingency. Except as otherwise provided below, such party's nonperformance shall be excused and the time for performance extended for the period of delay or inability to perform due to such Force Majeure.

              14.14.3 Notwithstanding Article 14.14.2, whenever the total of all periods of delay or inability to perform due to Force Majeure exceeds 30 days, the party not failing to perform due to Force Majeure shall have the right to either terminate this Agreement or continue to excuse the other's nonperformance and extend the time for such party's performance for the period or periods of any delay or inability to perform due to Force Majeure.

              14.14.4 Any termination of this Agreement pursuant to this Article
14.14 shall be without liability to either party and, upon such termination, all prior nonperformance of AMD, Vantis or both AMD and Vantis due to Force Majeure shall be excused.

              14.14.5 Whenever possible, the party claiming a Force Majeure shall endeavor to use reasonable diligent efforts to perform in spite of the Force Majeure.

         14.15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and to this Agreement were upon the same instrument.

         14.16. INTEGRATION. This Agreement sets forth the entire agreement and understanding between the parties as to its subject matter and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto. No amendments or supplements to this Agreement shall be effective for any purpose unless executed in writing by the parties.

         14.17. EXPORT CONTROL.

              14.17.1 PRODUCTS AND TECHNICAL DATA. Each party hereby assures the other that it shall not knowingly, without prior authorization of the Office of Export Administration of the U.S. Department of Commerce, if required, export or re-export (as defined in Section 779.1 (b)-(c) of the Export Administration Regulations and any amendments thereto) technical data relating to this Agreement or direct products thereof.

              14.17.2 OTHER RESTRICTIONS. In exercising its rights under this Agreement, each party agrees to comply strictly and fully with all other export controls imposed on technology and products by any country or organization or nations within whose jurisdiction each party operates or does business. Each party agrees not to export or permit export of any technical data relating to this Agreement or any direct product of any such technical data, without complying with the export control laws in the relevant jurisdiction.

         14.18. NO IMPLIED LICENSES. No licenses are granted hereunder by implication, estoppel or otherwise. Each party may make reasonable references by name to any other party in its advertising material relative to Wafers, provided that the advance written consent of an authorized representative of the other party has been obtained.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

                                               ADVANCED MICRO DEVICES, INC.


                                               By: /s/ Richard Previte
                                                  ------------------------
                                               Name: Richard Previte
                                               Title: President and Co-Chief
                                                      Operating Officer


                                               VANTIS CORPORATION


                                               By: /S/ Frank Barone
                                                  ------------------------
                                               Name: Frank Barone
                                               Title: Acting President and Chief
                                                      Operating Officer

                                    EXHIBIT A








                          [CONTENTS OF TABLE REDACTED]

                                    EXHIBIT B

                      MINIMUM [*] PURCHASED CAPACITY AMOUNT
                      SHORT-TERM COMMITTED CAPACITY AMOUNT
                    MINIMUM ANNUAL PURCHASED CAPACITY AMOUNT
                       LONG-TERM COMMITTED CAPACITY AMOUNT

1) NOTE. For capacity planning purposes, Vantis' die demand will be converted to equivalent Wafer demand using the current AMD NDW planning yields by Product.

2) [*] TAKE OR PAY/SHORT-TERM COMMITTED CAPACITY AMOUNT. In accordance with the terms of the Agreement, Vantis must purchase the following amount of each Rolling [*] Forecast, and AMD must reserve the following amount of capacity at the Facilities for each [*] in such forecast.



                                     MONTHLY

                                                                        SHORT-TERM COMMITTED
                 MONTH IN        TAKE OR PAY PURCHASE OBLIGATION          CAPACITY AMOUNT
                 FORECAST                [*] MINIMUM                     (SHOWN AS A % OF
                             (SHOWN AS A % OF [*] ROLLING FORECAST)        [*]MINIMUM)
                ----------  ----------------------------------------  ----------------------
                    M1

                    M2

                    M3                        [CONTENTS OF TABLE REDACTED]

                    M4

                    M5

                    M6

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3) ANNUAL TAKE OR PAY/LONG-TERM COMMITTED CAPACITY AMOUNT. In accordance with the terms of the Agreement, Vantis must purchase the following amount of each Annual Forecast, and AMD must reserve the following amount of capacity at the Facilities for each year in such forecast:

                                     ANNUAL

                         TAKE OR PAY PURCHASE OBLIGATION

                                              Minimum Annual                  LONG-TERM COMMITTED
                                            Purchased Capacity                  CAPACITY AMOUNT
 Operative             Year in              Amount (shown as a               NOTE: ONLY OPERATIVE
   Period             Forecast             % of Annual Forecast)                       [*]
-----------          ----------           -----------------------        ----------------------------


                                                     (1)


                                          [CONTENTS OF TABLE REDACTED]




-----------------------------------
(1) Because of the anticipated time of effectiveness of the Agreement, this percentage, instead of being a percentage of the total [*] Forecast for [*], shall be a percentage of the aggregate amount of the Rolling [*] Forecast for the period [*]. The Rolling [*] Forecast for the period [*] is attached to the Agreement as Schedule 9.1.2.



                        [Confidential Treatment Request]

                                    EXHIBIT C
                        MANUFACTURING PERFORMANCE METRICS
                                      [*]


PROCESS YIELD (%)
                                   [*]                    [*]                    [*]
                                   ----                   ----                   ----


                          [CONTENTS OF TABLE REDACTED]

CYCLE TIME (DAYS)
                                   [*]                    [*]                    [*]
                                   ----                   ----                   ----


                          [CONTENTS OF TABLE REDACTED]

PERFORMANCE TO MIX*
                                   [*]                    [*]                    [*]
                                   ----                   ----                   ----


                          [CONTENTS OF TABLE REDACTED]



* Based on current Perf-to-Mix methodology, TOM will have different baselines.

SORT EQUIPMENT AVAILABILITY

                          [CONTENTS OF TABLE REDACTED]

THEORETICAL CYCLE TIME (DAYS)

                          [CONTENTS OF TABLE REDACTED]

                        [Confidential Treatment Request]

                                SCHEDULE 7.8.1(a)
                           VANTIS WAFER SORT EQUIPMENT

                                            INSTALL
 ASSET #           DESCRIPTION                 DT       CAP BASE     BOOK VALUE      SERIAL #
---------  --------------------------      ---------   ----------   ------------    ----------



                          [CONTENTS OF TABLE REDACTED]

                                    EXHIBIT E


                             BASE WAFER PRICE TABLE



                          [CONTENTS OF TABLE REDACTED]




                             WAFER SORT PRICE TABLE



                          [CONTENTS OF TABLE REDACTED]

                                  SCHEDULE 2.29

                        Maximum Committed Capacity Amount
                                       [*]



          WAFER OUTS (K)           [*]                     [*]                    [*]
          --------------           ----                    ----                   ----


                          [CONTENTS OF TABLE REDACTED]






* Estimated by Vantis as of April 19, 1999

                                 SCHEDULE 9.1.1

                            Existing Annual Forecast
                                       [*]



          WAFER OUTS (K)           [*]                     [*]                    [*]
          --------------           ----                    ----                   ----



                          [CONTENTS OF TABLE REDACTED]


          (1)




---------------------------
(1): The Die Outs and Wafer Outs shown for [*] will be fabricated in [*] until completion of all [*] Process and Product Qualifications in the SDC. Thereafter, the Die Outs and Wafer Outs shown for [*] will be fabricated in the [*].




                        [Confidential Treatment Request]

                                 SCHEDULE 9.1.2

                           Rolling [*] Forecast*
                                    ([*])




      DIE OUTS (K)       [*]            [*]             [*]              [*]             [*]            [*]
      ------------       ---------      ---------       ----------       ---------       ---------      ---------


                          [CONTENTS OF TABLE REDACTED]

      (1)

      WAFER OUTS         [*]            [*]             [*]              [*]             [*]            [*]
      ----------         ---------      ---------       ----------       ---------       ---------      ---------



                          [CONTENTS OF TABLE REDACTED]

      (1)




---------------------------
(1): The Die Outs and Wafer Outs shown for [*] will be fabricated in [*] until completion of all [*] Process and Product Qualifications in the SDC. Thereafter, the Die Outs and Wafer Outs shown for [*] will be fabricated in the [*].



                        [Confidential Treatment Request]

                                 SCHEDULE 9.2.1

                  Existing Long-Term Committed Capacity Amount)
                                       [*]



          WAFER OUTS (K)           [*]                     [*]                    [*]
          --------------           ----                    ----                   ----


                          [CONTENTS OF TABLE REDACTED]

         (1)

---------------------------
(1): The Die Outs and Wafer Outs shown for [*] will be fabricated in [*] until completion of all [*] Process and Product Qualifications in the SDC. Thereafter, the Die Outs and Wafer Outs shown for [*] will be fabricated in the [*].




                        [Confidential Treatment Request]

                               FIRST AMENDMENT TO

                AMENDED AND RESTATED WAFER FABRICATION AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED WAFER FABRICATION AGREEMENT ("Amendment") is entered into as of the 24th day of September, 1999, by and between ADVANCED MICRO DEVICES, INC., a Delaware corporation having its principal place of business at One AMD Place, Sunnyvale, California 94088 ("AMD"), and VANTIS CORPORATION, a Delaware corporation having its principal place of business at 995 Stewart Drive, Sunnyvale, California 94088 ("Vantis"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Amended and Restated Wafer Fabrication Agreement, dated as of April 21, 1999, by and between AMD and Vantis (the "Wafer Fab Agreement").

                                    RECITALS

         A. AMD and Vantis entered into the Wafer Fab Agreement, whereby AMD agreed to fabricate certain semiconductor devices for Vantis.

         B. AMD and Vantis desire to amend certain terms of the Wafer Fab Agreement.

                                    AGREEMENT

         Now, therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AMENDMENT

              a. EXPECTED NET DIE PER WAFER. The Expected Net Die Per Wafer set forth on Exhibit A - Expected Net Die Per Wafer for the following devices: [*], in the third and fourth fiscal quarters of 1999, shall be deleted in their entirety and replaced with the Net Die Per Wafer set forth in the table below.

          -------------------------------------------------------------
                     TECHNOLOGY               DEVICE       NET DIE PER
                                                                 WAFER
          -------------------------------------------------------------
                            [*]                  [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------

          -------------------------------------------------------------
                            [*]                  [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------

          -------------------------------------------------------------
                            [*]                  [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------



                        [Confidential Treatment Request]

B. BASE DIE PRICE TABLE. The Base Die Price set forth on Exhibit F - Base Die Price Table for the following devices: [*], in the third and fourth fiscal quarters of 1999, shall be deleted in their entirety and replaced with the Base Die Price set forth in the table below.

          -------------------------------------------------------------
                     TECHNOLOGY               DEVICE          BASE DIE
                                                             PRICE ($)
          -------------------------------------------------------------
                            [*]                  [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------

          -------------------------------------------------------------
                            [*]                  [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------

          -------------------------------------------------------------
                            [*]                  [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------
                                                 [*]               [*]
          -------------------------------------------------------------

              c. REFERENCES WITHIN THE WAFER FAB AGREEMENT. Each reference in the Wafer Fab Agreement to "this Agreement" and the words "hereof," "herein" and "hereunder," or words of like import, shall mean and be a reference to the Wafer Fab Agreement as amended by this Amendment.

         2. MISCELLANEOUS

              a. WAFER FAB AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Wafer Fab Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

              b. AMENDMENT AND WAIVERS. The provisions of this Amendment may only be amended or waived in accordance with the terms of the Wafer Fab Agreement.

              c. SUCCESSORS AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              d. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and to this Amendment were upon the same instrument.

              e. SEVERABILITY. In the event that any provision of this Amendment shall be unlawful or otherwise unenforceable, such provision shall be severed, and the entire agreement shall not fail on account thereof, the balance continuing in full force and effect, and the parties shall endeavor to replace the severed provision with a similar provision that is not unlawful or otherwise unenforceable.

              f. NO THIRD-PARTY BENEFICIARIES. No person not a party to this Amendment shall have any rights under this Amendment as a third-party beneficiary or otherwise other than persons or entities entitled to indemnification as expressly set forth herein.





                        [Confidential Treatment Request]

              g. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of law principles.

              h. INTEGRATION. This Amendment sets forth the entire agreement and understanding between the parties as to its subject matter and supersedes all prior agreements, understandings and memoranda between the parties. No amendments or supplements to this Amendment shall be effective for any purpose except by a written agreement signed by the parties.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]




                        [Confidential Treatment Request]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                          ADVANCED MICRO DEVICES, INC.

                          By:  /s/ Donald L. Bolin
                             -----------------------------------
                          Name:    Donald L. Bolin
                               ---------------------------------
                          Title:   Director Planning
                                --------------------------------


                          VANTIS CORPORATION


                          By:  /s/ Ronald F. Brandt
                             -----------------------------------
                          Name:  Ronald F. Brandt
                               ---------------------------------
                          Title: Vice President Engineering and
                                --------------------------------
                                 Manufacturing
                                --------------

                               SECOND AMENDMENT TO

                AMENDED AND RESTATED WAFER FABRICATION AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED WAFER FABRICATION AGREEMENT ("Amendment") is entered into as of the 18th day of February, 2000, by and between ADVANCED MICRO DEVICES, INC., a Delaware corporation having its principal place of business at One AMD Place, Sunnyvale, California 94088 ("AMD"), and VANTIS CORPORATION, a Delaware corporation having its principal place of business at 995 Stewart Drive, Sunnyvale, California 94088 ("Vantis"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Amended and Restated Wafer Fabrication Agreement, dated as of April 21, 1999, as amended by the First Amendment to Amended and Restated Wafer Fabrication Agreement dated as of September 24, 1999, by and between AMD and Vantis (the "Wafer Fab Agreement").

                                    RECITALS

         A. AMD and Vantis entered into the Wafer Fab Agreement, whereby AMD agreed to fabricate certain semiconductor devices for Vantis.

         B. AMD and Vantis desire to amend certain terms of the Wafer Fab Agreement.

                                    AGREEMENT

         Now, therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AMENDMENT

         a. EXPECTED NET DIE PER WAFER. The Expected Net Die Per Wafer set forth on Exhibit A - Expected Net Die Per Wafer for the first and second fiscal quarters of 2000 shall be deleted in their entirety and replaced with the Net Die Per Wafer set forth in the table below.

--------------------------------------------------------------
TECHNOLOGY            DEVICE                NET DIE PER WAFER

--------------------------------------------------------------
[*]                   [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
--------------------------------------------------------------

--------------------------------------------------------------
TECHNOLOGY            DEVICE                NET DIE PER WAFER
--------------------------------------------------------------
[*]                   [*]                                 [*]
--------------------------------------------------------------




                        [Confidential Treatment Request]

--------------------------------------------------------------
TECHNOLOGY            DEVICE                NET DIE PER WAFER
--------------------------------------------------------------
[*]                   [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
--------------------------------------------------------------

--------------------------------------------------------------
TECHNOLOGY            DEVICE                NET DIE PER WAFER
--------------------------------------------------------------
[*]                   [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
--------------------------------------------------------------

--------------------------------------------------------------
TECHNOLOGY            DEVICE                NET DIE PER WAFER
--------------------------------------------------------------
E[*]                  [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]
--------------------------------------------------------------




                        [Confidential Treatment Request]

--------------------------------------------------------------
TECHNOLOGY            DEVICE                NET DIE PER WAFER
--------------------------------------------------------------
[*]                           [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
                              [*]                         [*]
--------------------------------------------------------------


              b. BASE DIE PRICE TABLE. The Base Die Prices set forth on Exhibit F - Base Die Price Table for 2000 shall be deleted in their entirety and replaced with the Base Die Prices set forth in the table below.

--------------------------------------------------------------
TECHNOLOGY             DEVICE                  BASE DIE PRICE
--------------------------------------------------------------
[*]                    [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
--------------------------------------------------------------

--------------------------------------------------------------
TECHNOLOGY             DEVICE                  BASE DIE PRICE
--------------------------------------------------------------
[*]                    [*]                                [*]
--------------------------------------------------------------




                        [Confidential Treatment Request]

--------------------------------------------------------------
TECHNOLOGY             DEVICE                  BASE DIE PRICE
--------------------------------------------------------------
[*]                    [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
--------------------------------------------------------------

--------------------------------------------------------------
TECHNOLOGY             DEVICE                  BASE DIE PRICE
--------------------------------------------------------------
[*]                    [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
--------------------------------------------------------------

--------------------------------------------------------------
TECHNOLOGY             DEVICE                  BASE DIE PRICE
--------------------------------------------------------------
[*]                    [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
--------------------------------------------------------------




                        [Confidential Treatment Request]

--------------------------------------------------------------
TECHNOLOGY             DEVICE                  BASE DIE PRICE

--------------------------------------------------------------
[*]                    [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
                       [*]                                [*]
--------------------------------------------------------------

              c. REFERENCES WITHIN THE WAFER FAB AGREEMENT. Each reference in the Wafer Fab Agreement to "this Agreement" and the words "hereof," "herein" and "hereunder," or words of like import, shall mean and be a reference to the Wafer Fab Agreement as amended by this Amendment.

         2. MISCELLANEOUS

              a. WAFER FAB AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Wafer Fab Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

              b. AMENDMENT AND WAIVERS. The provisions of this Amendment may only be amended or waived in accordance with the terms of the Wafer Fab Agreement.

              c. SUCCESSORS AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              d. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and to this Amendment were upon the same instrument.

              e. SEVERABILITY. In the event that any provision of this Amendment shall be unlawful or otherwise unenforceable, such provision shall be severed, and the entire agreement shall not fail on account thereof, the balance continuing in full force and effect, and the parties shall endeavor to replace the severed provision with a similar provision that is not unlawful or otherwise unenforceable.

              f. NO THIRD-PARTY BENEFICIARIES. No person not a party to this Amendment shall have any rights under this Amendment as a third-party beneficiary or otherwise other than persons or entities entitled to indemnification as expressly set forth herein.




                        [Confidential Treatment Request]

              g. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of law principles.

              h. INTEGRATION. This Amendment sets forth the entire agreement and understanding between the parties as to its subject matter and supersedes all prior agreements, understandings and memoranda between the parties. No amendments or supplements to this Amendment shall be effective for any purpose except by a written agreement signed by the parties.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]




                        [Confidential Treatment Request]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   ADVANCED MICRO DEVICES, INC.


                                   By: /s/ Thomas E. Bumch
                                      ------------------------------------
                                   Name:   Thomas E. Bunch
                                        ----------------------------------
                                   Title:  Director, Strategic Planning
                                         ---------------------------------

                                   VANTIS CORPORATION


                                   By: /s/ Frank Barone
                                      ------------------------------------
                                   Name:   Frank J. Barone
                                        ----------------------------------
                                   Title:  Chief Operating Officer
                                         ---------------------------------


AGREED TO AND ACCEPTED:

LATTICE SEMICONDUCTOR CORPORATION

By: /s/ Randy D. Baker
   ----------------------------------
Name:   Randy D. Baker
     --------------------------------
Title:  Vice President, Manufacturing
      -------------------------------